EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

I, James P. Tolley, the principal accounting officer of Agemark Corporation (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: September 4, 2003

/s/ JAMES P. TOLLEY

James P. Tolley
Treasurer and
Chief Financial Officer
(Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its Staff upon request.

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